                                                                         EX 99.6

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

DATE:                October 31, 2005

TO:                  Supplemental Interest Trust,
                     Lehman XS Trust
                     Mortgage Pass-Through Certificates, Series 2005-5N c/o U.S. Bank National Association
                     1 Federal Street, 3rd Floor
                     Boston, Massachusetts 02110
                     Attention:  Structured Finance - LXS 2005-5N
                     ("PARTY B")

FROM:                ABN AMRO BANK N.V.
                     199 Bishopsgate,
                     London EC2M 3XW,
                     United Kingdom
                     Attention:  Fixed Income Derivatives Documentation
                     Telex: 887366 Answerback: ABNALN G
                     Fax: 44 20 7857 9428
                     Telephone: 44 20 7678 3311
                     Electronic Messaging System Details: Swift ABNA GB 2L ("PARTY A")

RE:                  Interest Rate Swap Transaction

Dear Sir or Madam:

         The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

         The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of October 31, 2005, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

    General Terms

    Trade Date:                  October 21, 2005

    Effective Date:              November 25, 2005

    Termination Date:            October 25, 2008, subject to adjustment in
                                 accordance with the Following Business Day
                                 Convention

    Notional Amount:             See Amortization Schedule, Schedule A

    FLOATING AMOUNTS I:

       Floating Rate Payer I:    Party B

       Floating Rate Payer I     The 1st day of each month of each year
       Period End Dates:         commencing on December 01, 2005 to and
                                 including October 01, 2008; with No Adjustment to Period End Dates

       Floating Rate Payer I     From and including 01 November, 2005 to but
       initial Calculation       excluding 01 December, 2005; with No Adjustment
       Period:                   to Period End Date

       Floating Rate Payer I     With respect to each Floating Rate Payer I
       Payment Dates:            Calculation Period the immediately following
                                 Floating Rate Payer II Payment Date, commencing on December 23, 2005. For the avoidance of doubt, the Floating Rate Payer I Payment Dates will be the same as the Floating Rate Payer II
                                 Payment Dates.

       Floating Rate Option:     The Repricing Index, which shall be defined as
                                 the 12-MTA Index as published in Federal
                                 Reserve Statistical Release H.15 or successor publication. If the Repricing Index is not available, then the Calculation Agent will follow the following fallback provisions.

                                 Alternate Index to the Repricing Index:

                                 A. GENERAL PROCEDURE:

                                 If on any Reset Date the value for the
                                 Repricing Index applicable to that Reset Date as specified in this Confirmation has not been published in the Federal Reserve Statistical Release H.15 (or successor thereto) or posted by Bloomberg, then the Calculation Agent may calculate an alternate index for the Repricing Index based on the 12 Month Treasury Average ("12-MTA") as set forth in this section. The 12-MTA is the 12 month average of the monthly average yields of U.S. Treasury securities adjusted to a constant maturity of one year ("1-Year CMT"). The 12-MTA will be calculated as the alternate for the Repricing Index applicable to a Reset Date by summing the monthly average values for 1-Year CMT observations for the appropriate 12 calendar months, dividing by 12, and rounding the resulting numbers to the 3rd decimal place.

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

                                 For any designated Reset Date, the appropriate 12 months for the calculation specified in this subsection shall be the 12 months ending on, and including, the calendar month that is immediately preceding that Reset Date.

                                 For the purposes of the calculation specified in this subsection, the monthly average value of the 1-Year CMT for each appropriate calendar month will be obtained from the H.15 Federal Reserve Statistical Release data (or any successor thereto).

                                 B. ABSENCE OF A MONTHLY RATE:

                                 If on any Reset Date, the conditions specified in subsection A exist, and the monthly average value of the 1-Year CMT for any month in the applicable 12 calendar month period necessary to make the calculation specified in subsection A is no longer available from the H.15 Federal Reserve Statistical Release data (or any successor thereto), the Calculation Agent will calculate the monthly average value of the 1-Year CMT for any such missing month(s) from the daily value of the 1-Year CMT obtained from the H.15 Federal Reserve Statistical Release data (or any successor thereto) as follows:

                                 1. adding together the daily 1-year CMT rates (one for each New York Fed Business Day) for that calendar month posted under each New York Fed Business Day heading for the following row "Treasury Constant Maturities," Nominal 10", "1-year", or any successor designation, row or source;

                                 2.  dividing the resulting sum by the total
                                     number of daily 1-Year CMT rates published for that calendar month; and

                                 3. rounding the resulting number to the 2nd decimal place.

                                 C. ABSENCE OF A DAILY RATE:

                                 If on any Reset Date, the conditions specified in subsection B exist, and the 1-Year CMT daily rate necessary to make the calculation specified in subsection B for the missing value(s) for such months(s) is not available from the H.15 Federal Reserve Statistical Release data (or any successor thereto) for any one or more New York Fed Business Days in such month(s) ("Unposted Day(s)") for any reason, then the Calculation Agent may within its sole discretion elect to either (i) wait for the Board of Governors of the Federal Reserve System, or the United States Department of Treasury, to publish a daily 1-Year CMT rate for the Unposted Day(s), or (ii) determine a substitute 1-Year CMT daily rate for the Unposted Day(s), using the mechanism described

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

                                 in the definition of "USD-CMT-T7051" contained in the 2000 ISDA Definitions, June 2000 Annex, as published by the International Swaps and Derivatives Associations, Inc., provided however, that all references to "Designated Maturity" shall be deemed references to 1-Year CMT; "Representative Amount" shall mean the Notional Amount, and in the event United States government securities dealers in New York City are not available, the Calculation Agent may select other United States government securities dealers. If the Calculation Agent elects to wait for the Board of Governors of the Federal Reserve System, or the United States Department of Treasury, to post a 1-Year CMT daily rate for the Unposted Day(s) and neither has done so by the Payment Date, then the Calculation Agent shall determine a substitute 1-Year CMT daily rate for the Unposted Day(s). The Calculation Agent shall then calculate the monthly value for 1-Year CMT for month(s) as described in subsection B, using either the 1-Year CMT daily rate(s) that Board of Governors of the Federal Reserve System, or the United States Department of Treasury, posts late or such substitute 1-Year CMT daily rate(s), as applicable, for the Unposted Day(s).

                                 D. CHANGES TO THE 12-MTA INDEX:

                                 If on or prior to any Reset Date, either the Calculation Agent or Party B determines in good faith that a material change in the formula for or the method of calculating the Repricing Index has occurred (so that such index no longer fairly represents the value of the Repricing Index as contemplated by the parties hereto), such party shall give written notice thereof to the other party no later than two
                                 (2) Business Days prior to the Floating Rate
                                 Payer I Payment Date. If the other party agrees, then the Repricing Index applicable to the Reset Date shall be recalculated by the Calculation Agent pursuant to the procedures set forth in this Confirmation for the calculation of an alternate index to the Repricing Index. If the parties cannot come to an agreement with respect to the appropriate index value within one (1) Business Day, then the index value will be determined based on quotations obtained from five leading Reference Banks pursuant to the procedures set forth under "Calculation Agent" below.

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

       Spread:                   __________ basis points

       Floating Rate Day Count   30/360
       Fraction:

       Reset Date:               The first calendar day of the calendar month
                                 of such Floating Rate Payer I Payment Date, commencing with December 01, 2005.

          Floating Rate Payer I  USD __________. Party B shall cause Lehman
          Upfront Payment:       Brothers Holdings Inc. to pay, to Party A the
                                 Fixed Rate Payer Upfront Payment on or prior to
                                 October 31, 2005.

    FLOATING AMOUNTS II:

       Floating Rate Payer II:   Party A

       Floating Rate Payer II    The 25th day of each month of each year,
       Period End Dates:         commencing on December 25, 2005 to and
                                 including the Termination Date, subject to adjustment in accordance with the Following
                                 Business Day Convention.

       Floating Rate Payer II    Early Payment, one (1) Business Day immediately
       Payment Dates:            preceding each Floating Rate Payer II Period
                                 End Date, commencing on December 23, 2005.

       Floating Rate Option:     USD-LIBOR-BBA

       Designated Maturity:      One (1) month

       Spread:                   Inapplicable

       Floating Rate Day Count   Actual/360
       Fraction:

       Reset Date:               The first day of each Calculation Period

       Compounding:              Inapplicable

       Business Day:             Any day other than (i) a Saturday or a Sunday,
                                 or (ii) a day on which banking institutions in the States of New York, Massachusetts,
                                 Minnesota or Colorado are closed.

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

2.  Procedural Terms:

    Calculation Agent:           Party A

                                 If Party B objects to any calculation by the Calculation Agent hereunder, Party B shall inform the Calculation Agent of its objection within two (2) Business Days, provided, however such objection may be raised no later than three (3) Business Days prior to the relevant Payment Date, following receipt of notice from the Calculation Agent specifying the amounts of payments then due. Upon the receipt of such notice of objection by the Calculation Agent, the Parties shall confer in good faith to resolve the dispute. If the Parties cannot come to an agreement with respect to the disputed calculation within one (1) Business Day, any disputed interest rates, index values or dollar amounts (each, "Disputed Amount"), as the case may be, shall be determined by the Calculation Agent by obtaining quotations for such Disputed Amounts from five leading Reference Banks using "mid" as the relevant quotations, discarding the highest and lowest quotations and taking the average of the three remaining quotations if five quotations are provided. If at least three, but fewer than five quotations are provided for a Disputed Amount, such amount shall be the arithmetic mean of the quotations. If fewer than three quotations are provided, the Disputed Amount shall be determined by the Calculation Agent in good faith and in a commercially reasonable manner.

    Offices: The Office of Party A for this Swap Transaction is London.

    Account Details:

       Payments to Party A:      ABN AMRO Bank N.V., New York,   ABNAUS33
                                 CHIPS 007535
                                 ABA No. 026009580
                                 A/C Name: ABN Amro Bank N.V., London
                                 A/C No. /661001036741
                                 Ref. DCM

       Payments to Party B:      U.S. Bank Corporate Trust Services
                                 ABA# 091-000-022
                                 DDA# 173-103-321-118
                                 Ref: LXS 2005-5N
                                 Acct#LXS 2005-5N, AC# 791538-101
                                 Attn:  D. Kenneally

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number       :0044 207 8579428/9430
Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By: ________________________________________
    Authorized Signatory

By: ________________________________________
    Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5N
By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee


By:________________________________
   Name:
   Title:

[LOGO] ABN o AMRO                                   ABN Amro Bank N.V.
                                                    OTC Derivative Operations
                                                    199 Bishopsgate, London
                                                    EC2M 3XW
                                                    United Kingdom
                                                    Tel:+44 20 7678 8000
                                                    Fax:+44 20 7857 9428/30

SCHEDULE A to the Confirmation dated as of October 31, 2005,
Re: Reference Number 811735.6267050

AMORTIZATION SCHEDULE, *subject to adjustment in accordance with the Following Business Day Convention

-------------------------------------------------------------------------------------------
   FLOATING RATE PAYER I      FLOATING RATE PAYER II
      PERIOD END DATE            PERIOD END DATE*             NOTIONAL AMOUNT (USD)
-------------------------------------------------------------------------------------------
     December 01, 2005           December 25, 2005              $ 2,289,231,583.16
-------------------------------------------------------------------------------------------
      January 01, 2006           January 25, 2006               $ 2,269,610,888.43
-------------------------------------------------------------------------------------------
     February 01, 2006           February 25, 2006              $ 2,246,853,701.14
-------------------------------------------------------------------------------------------
       March 01, 2006             March 25, 2006                $ 2,220,326,436.62
-------------------------------------------------------------------------------------------
       April 01, 2006             April 25, 2006                $ 2,189,826,368.70
-------------------------------------------------------------------------------------------
        May 01, 2006               May 25, 2006                 $ 2,155,365,659.16
-------------------------------------------------------------------------------------------
       June 01, 2006               June 25, 2006                $ 2,117,051,517.32
-------------------------------------------------------------------------------------------
       July 01, 2006               July 25, 2006                $ 2,074,709,587.87
-------------------------------------------------------------------------------------------
      August 01, 2006             August 25, 2006               $ 2,028,795,800.48
-------------------------------------------------------------------------------------------
     September 01, 2006         September 25, 2006              $ 1,979,902,258.08
-------------------------------------------------------------------------------------------
      October 01, 2006           October 25, 2006               $ 1,929,036,427.86
-------------------------------------------------------------------------------------------
     November 01, 2006           November 25, 2006              $ 1,878,030,047.49
-------------------------------------------------------------------------------------------
     December 01, 2006           December 25, 2006              $ 1,827,385,827.36
-------------------------------------------------------------------------------------------
      January 01, 2007           January 25, 2007               $ 1,777,225,846.96
-------------------------------------------------------------------------------------------
     February 01, 2007           February 25, 2007              $ 1,727,538,817.52
-------------------------------------------------------------------------------------------
       March 01, 2007             March 25, 2007                $ 1,678,320,912.40
-------------------------------------------------------------------------------------------
       April 01, 2007             April 25, 2007                $ 1,629,572,541.13
-------------------------------------------------------------------------------------------
        May 01, 2007               May 25, 2007                 $ 1,581,297,979.12
-------------------------------------------------------------------------------------------
       June 01, 2007               June 25, 2007                $ 1,533,507,316.33
-------------------------------------------------------------------------------------------
       July 01, 2007               July 25, 2007                $ 1,486,218,864.48
-------------------------------------------------------------------------------------------
      August 01, 2007             August 25, 2007               $ 1,439,451,682.94
-------------------------------------------------------------------------------------------
     September 01, 2007         September 25, 2007              $ 1,393,308,070.69
-------------------------------------------------------------------------------------------
      October 01, 2007           October 25, 2007               $ 1,347,934,798.17
-------------------------------------------------------------------------------------------
     November 01, 2007           November 25, 2007              $ 1,303,755,680.49
-------------------------------------------------------------------------------------------
     December 01, 2007           December 25, 2007              $ 1,261,119,171.63
-------------------------------------------------------------------------------------------
      January 01, 2008           January 25, 2008               $ 1,220,017,677.55
-------------------------------------------------------------------------------------------
     February 01, 2008           February 25, 2008              $ 1,180,390,372.31
-------------------------------------------------------------------------------------------
       March 01, 2008             March 25, 2008                $ 1,142,180,770.10
-------------------------------------------------------------------------------------------
       April 01, 2008             April 25, 2008                $ 1,105,333,790.29
-------------------------------------------------------------------------------------------
        May 01, 2008               May 25, 2008                 $ 1,069,797,736.94
-------------------------------------------------------------------------------------------
       June 01, 2008               June 25, 2008                $ 1,035,520,760.82
-------------------------------------------------------------------------------------------
       July 01, 2008               July 25, 2008                $ 1,002,414,981.34
-------------------------------------------------------------------------------------------
      August 01, 2008             August 25, 2008                $ 969,501,284.37
-------------------------------------------------------------------------------------------
     September 01, 2008         September 25, 2008               $ 937,269,747.89
-------------------------------------------------------------------------------------------
      October 01, 2008           October 25, 2008                $ 905,680,107.47
-------------------------------------------------------------------------------------------